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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                        Date of Report - January 14, 1998
                        (Date of earliest event reported)

                               MEDIQ INCORPORATED
             (Exact name of registrant as specified in its charter)



           Delaware                       1-8147                 51-0219413
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                 One MEDIQ Plaza, Pennsauken, New Jersey 08110
               (Address of principal executive offices, zip code)



                            Area Code (609) 662-3200
                               (Telephone number)

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Item 5. Other Events.

     On January 15, 1998, MEDIQ Incorporated ("MEDIQ") announced that, pursuant to the terms of the definitive agreement and plan of merger (the "Merger Agreement") attached hereto as Exhibit 2.1, MQ Acquisition Corporation ("Acquiror"), a Delaware corporation formed by Bruckmann, Rosser, Sherrill & Co., Inc. ("BRS"), has agreed to acquire MEDIQ in a transaction whereby Acquiror will be merged with and into MEDIQ, with MEDIQ surviving (the "Merger"). In the Merger, holders of MEDIQ's outstanding Common Stock, par value $1.00 per share (the "Common Stock") and Series A Preferred Stock, par value $0.50 per share (the "Preferred Stock") will be entitled to receive in exchange for each share of Common Stock or Preferred Stock, as the case may be, $13.75 in cash and 0.075 shares of a newly created 13% Cumulative Compounding Preferred Stock (the "13% Senior Preferred Stock") of the Surviving Corporation. The 13% Senior Preferred Stock will have a liquidation preference of $10.00 per share. Including the assumption of debt, the total purchase price will be approximately $526 million.

     In connection with, and as a condition to entering into the Merger Agreement, Acquiror required that certain members of the Rotko family, and a trust for the benefit of the Rotko family members (together, the "Rotko Entities") enter into an agreement, attached hereto as exhibit B to the Merger Agreement, pursuant to which they will receive a number of shares of the Common Stock of the Surviving Corporation equal to 10.98% of the total outstanding shares of Common Stock of the Surviving Corporation and 1,340,200 shares of the Series B Preferred Stock of the Surviving Corporation having the terms and conditions as set forth in Exhibit I to such Agreement, in exchange for 1,000,000 shares of Preferred Stock held by them. The transaction is subject to the approval by (i) holders of a majority of the outstanding Preferred Stock voting as a class and (ii) holders of a majority of the total voting power of the Preferred Stock and the Common Stock, voting together as a single class.

     The Rotko Entities also granted Acquiror an option, pursuant to the Stock Option Agreement attached hereto as Exhibit 2.2, to purchase all of the MEDIQ Common Stock and Preferred Stock owned by them, representing a majority of the outstanding Preferred Stock and a majority of the outstanding total voting power of the Preferred Stock and the Common Stock, voting together as a single class. The Rotko Entities own approximately 4,719,130 shares of Common Stock and 4,747,412 shares of Preferred Stock. The option is exercisable upon the occurrence of certain events, as set forth in more detail in the Stock Option Agreement. The Rotko Entities also entered into Stockholder Agreements attached hereto as Exhibits 2.3, 2.4, 2.5 and 2.6, under which they have agreed to vote in favor of, and otherwise to support the Merger, subject to the limitations set forth therein.

     Members of MEDIQ's senior management, including Thomas E. Carroll, President and Chief Executive Officer, will remain in place after the Merger and will retain an equity interest in the surviving corporation.

     The transaction is intended to be treated as a recapitalization for financial reporting purposes. The Board of Directors of MEDIQ and a Special Committee thereof have unanimously approved the Merger Agreement. The Merger is subject to customary closing conditions in addition to MEDIQ shareholder approval, including Hart-Scott-Rodino review and funding of committed financing. BRS has received financing commitments for the transaction from Credit Suisse First Boston, NationsBank and Banque Nationale de Paris, which commitments are subject to customary conditions.

     An affiliate of BRS and related investors are committed to invest up to $98,600,000 in securities of the Acquiror, upon satisfaction of the conditions to Acquiror's obligations under the Merger Agreement, and BRS has provided MEDIQ with certain other financial assurances. Certain commitments are attached hereto as Exhibits 2.7 and 2.8. MEDIQ may become obligated to pay Acquiror a break-up fee of $16,500,000, plus documented expenses up to a maximum of $5,000,000, under the circumstances set forth in the Merger Agreement.

     On January 15, 1998, a complaint, purporting to be a class action, was filed in Delaware Chancery Court, naming each of the MEDIQ directors as defendants and seeking to enjoin consummation of the Merger, or, in the alternative, compensatory damages. Plaintiff alleges generally that the directors have breached fiduciary duties to stockholders. A copy of the complaint is attached hereto as Exhibit 99.2. MEDIQ believes that the allegations in the complaint are completely without merit and intends to vigorously defend this case.

     The foregoing descriptions of the Merger Agreement, the terms of the 13% Senior Preferred Stock, the terms of the agreements with the Rotko Entities (including the Stock Option Agreement and the Stockholder Agreements), the commitments and agreements of BRS and the other matters set forth above are qualified in their entirety by reference to the exhibits hereto.

     This filing is not an offer with respect to the retention or issuance of stock of MEDIQ following the Merger; such offer will only be made pursuant to an effective proxy statement/prospectus.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 2.1    Agreement and Plan of Merger.

Exhibit 2.2 Stock Option Agreement dated January 14, 1998 by and among MQ Acquisition Corporation and the stockholders named therein.

Exhibit 2.3 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.4 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.5 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.6 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.7 Letter Agreement dated January 14, 1998 between Bruckmann, Rosser, Sherrill & Co., Inc. and MEDIQ Incorporated.

Exhibit 2.8 Commitment Letter dated January 14, 1998 between Bruckmann, Rosser, Sherrill LP and MQ Acquisition Corporation.

Exhibit 99.1   Press Release of January 15, 1998.

Exhibit 99.2 Complaint in the Court of Chancery of the State of Delaware, naming Crandon Capital Partners, as Plaintiff, and each of the directors of MEDIQ Incorporated as Defendants.


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                      MEDIQ INCORPORATED AND SUBSIDIARIES

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            MEDIQ Incorporated
                                            ------------------
                                            (Registrant)

January 21, 1998
----------------
    (Date)


                                            /s/ Thomas E. Carroll
                                            ---------------------

                                            Thomas E. Carroll
                                            President & Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit 2.1    Agreement and Plan of Merger.

Exhibit 2.2 Stock Option Agreement dated January 14, 1998 by and among MQ Acquisition Corporation and the stockholders named therein.

Exhibit 2.3 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.4 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.5 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.6 Stockholder Agreement dated January 14, 1998 by and between MQ Acquisition Corporation and the stockholder named therein.

Exhibit 2.7 Letter Agreement between Bruckmann, Rosser, Sherrill & Co., Inc. and MEDIQ Incorporated.

Exhibit 2.8 Commitment Letter between Bruckmann, Rosser, Sherrill LP and MQ Acquisition Corporation.

Exhibit 99.1   Press Release of January 15, 1998.

Exhibit 99.2 Complaint in the Court of Chancery of the State of Delaware, naming Crandon Capital Partners, as Plaintiff, and each of the directors of MEDIQ Incorporated as Defendants.


Schedules referred to in the Agreement and Plan of Merger are listed and briefly described in the Table of Contents thereof and are omitted from this filing. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request, in accordance with Item 601(b)(2) of Regulation S-K.